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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported)  April 23, 2007
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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                           88-0490089
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Commission File Number                        IRS Employer Identification Number

            112 Middle Road, #08-01 Middland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01     Entry Into a Material Definitive Agreement.
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         On April 23, 2007, M2B World Holdings Limited ("M2B World"), a British
Virgin Islands corporation entered into a sale and purchase agreement (the "Agreement") with P T Agis TBK, a company incorporated in Indonesia ("Agis") to sell to Agis certain assets, including the domain name under which the IPTV business will operate in Indonesia and the transfer and license of IPTV platform (collectively, the "Assets"). M2B World is a wholly-owned subsidiary of M2B World Asia Pacific Pte Ltd. which is a 81.7% owned by Amaru Holdings Limited. Amaru Holdings Limited is a wholly-owned subsidiary of Amaru Inc., a Nevada corporation (the "Company"). Agis is trading on the Indonesia Stock Exchange. The Agreement provides for the consideration of US$15 million for the sale of the Assets based on the mutually agreed valuation of such Assets. Such consideration is to be provided through the issuance of 75 million of Agis shares at an agreed price of IDR 1300 per share, and such number of shares of a to be formed investment holding wholly-owned subsidiary of Agis that shall equal to 50% of beneficial holdings of such subsidiary. The sale is contemplated to be completed by June 30, 2007.

         The Agreement is subject to certain additional terms and conditions as set forth in the

         Following the completion of the transaction, the Company would hold
4% of the shares of Agis. The Company believes that prior to entering into the Agreement, there were no material relationships between or among M2B World, the Company or any of its affiliates, officers or directors, or associates of any such officers or directors, on the one hand, and the shareholders or their respective affiliates of Agis, on the other.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS.


NUMBER   DESCRIPTION
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10.2     Sale and Purchase Agreement dated April 23, 2007.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 2, 2007                           AMARU, INC.


                                             By: /s/ Colin Binny
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                                                 Colin Binny
                                                 President